Exhibit 99.1

Valero Energy Corporation Announces Cash Tender Offers for Certain Outstanding Notes

November 18, 2021 – Valero Energy Corporation (NYSE: VLO, “Valero”) announced today that it has commenced tender offers (each individually, with respect to a series of notes, a “Tender Offer,” and collectively, the “Tender Offers”) to purchase for cash (1) any and all of its outstanding 2.700% Senior Notes due 2023 (the “Any and All Tender Offer” and such notes, the “Any and All Notes”) and (2) up to a maximum aggregate purchase price of $1,000,000,000 (such aggregate purchase price, the “Maximum Aggregate Purchase Price”) of its outstanding 1.200% Senior Notes due 2024, 3.650% Senior Notes due 2025, 2.850% Senior Notes due 2025, 10.500% Senior Notes due 2039, 8.750% Senior Notes due 2030, 7.500% Senior Notes due 2032 and 6.625% Senior Notes due 2037 and the 4.375% Senior Notes due 2026 issued by Valero Energy Partners LP and guaranteed by Valero (the “Maximum Tender Offer” and such notes, collectively, the “Maximum Tender Offer Notes”, and the Maximum Tender Offer Notes together with the Any and All Notes, the “Securities”), subject to the acceptance priority levels and the Series Tender Caps (as defined below) noted in the second table below.

Any and All of the Outstanding Securities Listed Below

(the “Any and All Notes”)

Title of Security	CUSIP/ISIN	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread
2.700% Senior Notes due 2023	91913YAX8 / US91913YAX85	$850,000,000	0.25% UST due 4/15/2023	FIT4	+40 bps

Up to the Maximum Aggregate Purchase Price of $1,000,000,000(a)

of the Outstanding Securities in the Priority Listed Below

(collectively, the “Maximum Tender Offer Notes”)

Title of Security	CUSIP/ISIN	Principal Amount Outstanding	Acceptance Priority Level(a)	Series Tender Cap(a)		U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread	Early Tender Payment(b)(c)
1.200% Senior Notes due 2024	91913YBA7 / US91913YBA73	$925,000,000	1	$400,000,000		0.75% UST due 11/15/2024	FIT1	+20 bps	$30
3.650% Senior Notes due 2025	91913YAS9 / US91913YAS90	$600,000,000	2			1.125% UST due 10/31/2026	FIT1	+10 bps	$30
4.375% Senior Notes due 2026(d)	91914JAA0 / US91914JAA07	$500,000,000	3	$400,000,000	(e)	1.125% UST due 10/31/2026	FIT1	+55 bps	$30
2.850% Senior Notes due 2025	91913YAY6 / US91913YAY68	$1,050,000,000	4			1.125% UST due 10/31/2026	FIT1	+25 bps	$30
10.500% Senior Notes due 2039	91913YAP5 / US91913YAP51	$250,000,000	5	$200,000,000	(f)	2.00% UST due 11/15/2041	FIT1	+175 bps	$30
8.750% Senior Notes due 2030	91913YAB6 / US91913YAB65	$200,000,000	6			1.375% UST due 11/15/2031	FIT1	+125 bps	$30
7.500% Senior Notes due 2032	91913YAE0 / US91913YAE05	$750,000,000	7			1.375% UST due 11/15/2031	FIT1	+135 bps	$30
6.625% Senior Notes due 2037	91913YAL4 / US91913YAL48	$1,500,000,000	8			2.00% UST due 11/15/2041	FIT1	+140 bps	$30

(a)

The offers with respect to the Maximum Tender Offer Notes are subject to the Maximum Aggregate Purchase Price of $1,000,000,000. The offers with respect to Maximum Tender Offer Notes with (i) acceptance priority level 1 will be subject to an aggregate principal amount sublimit of $400,000,000, (ii) acceptance priority levels 2, 3 and 4 will collectively be subject to an aggregate principal amount sublimit of $400,000,000 and (iii) acceptance priority levels 5, 6, 7 and 8 will collectively be subject to an aggregate principal amount sublimit of $200,000,000 (each such sublimit, a “Series Tender Cap”). All references to the aggregate purchase price of Maximum Tender Offer Notes include the applicable Total Consideration or Late Tender Offer Consideration (each as defined below), as applicable, and exclude applicable unpaid accrued interest and fees and expenses related to the Tender Offers. Subject to the terms and conditions set forth in the Offer to Purchase (as defined below), Valero will purchase Maximum Tender Offer Notes having an aggregate purchase price up to the Maximum Aggregate Purchase Price, subject to the acceptance priority levels and the Series Tender Caps set forth in the second table above. Subject to applicable law, Valero reserves the right, but is under no obligation, to increase, decrease or eliminate the Maximum Aggregate Purchase Price and/or any Series Tender Cap with respect to a particular series, in either case, at any time and in its sole discretion.

(b)	Per $1,000 principal amount.

(c)

The Total Consideration for Maximum Tender Offer Notes validly tendered prior to or at the Early Tender Date (as defined below) and accepted for purchase is calculated using the applicable fixed spread and is inclusive of the Early Tender Payment.

(d)	Issued by Valero Energy Partners LP and guaranteed by Valero.

(e)	The Series Tender Cap applies to the aggregate principal amount of the 3.650% Senior Notes due 2025, 4.375% Senior Notes due 2026 and 2.850% Senior Notes due 2025, collectively.

(f)

The Series Tender Cap applies to the aggregate principal amount of the 10.500% Senior Notes due 2039, 8.750% Senior Notes due 2030, 7.500% Senior Notes due 2032 and 6.625% Senior Notes due 2037, collectively.

The Any and All Tender Offer will expire at 5:00 p.m., New York City time, on November 24, 2021, unless extended or earlier terminated (the “Any and All Expiration Date”). Holders of the Any and All Notes must validly tender and not validly withdraw their Any and All Notes prior to or at the Any and All Expiration Date to be eligible to receive the applicable Total Consideration for such Any and All Notes.

The Maximum Tender Offer will expire at midnight, New York City time, at the end of December 16, 2021, unless extended or earlier terminated (the “Maximum Tender Expiration Date”). Holders of the Maximum Tender Offer Notes must validly tender and not validly withdraw their Maximum Tender Offer Notes prior to or at 5:00 p.m., New York City time, on December 2, 2021, unless extended or earlier terminated (the “Early Tender Date”), to be eligible to receive the applicable Total Consideration for such Maximum Tender Offer Notes, which is inclusive of an amount in cash equal to the applicable amount set forth in the second table above under the heading “Early Tender Payment” (the “Early Tender Payment”). Holders of the Maximum Tender Offer Notes who validly tender their Maximum Tender Offer Notes after the Early Tender Date but prior to or at the Maximum Tender Expiration Date will be eligible to receive the applicable Total Consideration (as defined below) for such Maximum Tender Offer Notes minus the Early Tender Payment (the “Late Tender Offer Consideration”).

All Maximum Tender Offer Notes tendered prior to or at the Early Tender Date will be accepted based on the acceptance priority levels noted in the second table above (subject to any applicable Series Tender Cap) and will have priority over Maximum Tender Offer Notes tendered after the Early Tender Date (subject to any applicable Series Tender Cap), regardless of the acceptance priority levels of the Maximum Tender Offer Notes tendered after the Early Tender Date. Subject to applicable law, Valero may increase, decrease or eliminate the Maximum Aggregate Purchase Price and/or any Series Tender Cap with respect to a particular series, in any case, at any time and in its sole discretion.

The applicable consideration (the “Total Consideration”) payable for each $1,000 principal amount of the Any and All Notes validly tendered and accepted for payment pursuant to the Any and All Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the fixed spread for the Any and All Notes specified in the first table above plus the yield to maturity based on the bid-side price of the U.S. Treasury Reference Security specified in the first table above, calculated as of 2:00 p.m., New York City time, on November 24, 2021, unless extended or earlier terminated. The applicable Total Consideration payable for each $1,000 principal amount of each series of the Maximum Tender Offer Notes validly tendered prior to or at the Early Tender Date and accepted for payment pursuant to the Maximum Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for such Security specified in the second table above plus the applicable yield to maturity based on the bid-side price of the applicable U.S. Treasury Reference Security specified in the second table above, calculated as of 10:00 a.m., New York City time, on December 3, 2021, unless extended or earlier terminated.    In addition to the Total Consideration, Valero will also pay accrued and unpaid interest on Securities purchased up to, but not including, the applicable settlement date. The settlement date for the Any and All Tender Offer will occur promptly after the Guaranteed Delivery Expiration Date (as defined in the Offer to Purchase) and is expected to be November 30, 2021. The settlement date for the Maximum Tender Offer Notes validly tendered and accepted for payment on the Early Tender Date will occur promptly after the Early Tender Date and is expected to be December 6, 2021. The settlement date for the Maximum Tender Offer Notes validly tendered and accepted for payment after the Early Tender Date will occur promptly after the Maximum Tender Expiration Date and is expected to be December 20, 2021.

Any and All Notes tendered pursuant to the Any and All Tender Offer may be withdrawn prior to or at, but not after, 5:00 p.m., New York City time, on November 24, 2021, and Maximum Tender Offer Notes tendered pursuant to the Maximum Tender Offer may be withdrawn prior to or at, but not after, 5:00 p.m., New York City time, on December 2, 2021 (such dates and times, as they may be extended with respect to the Any and All Notes or a series of Maximum Tender Offer Notes, the applicable “Withdrawal Deadline”).

After the applicable Withdrawal Deadline, you may not withdraw your tendered Securities unless Valero amends the applicable Tender Offer in a manner that is materially adverse to the tendering holders, in which case withdrawal rights may be extended as Valero determines, to the extent required by law (as determined by Valero), appropriate to allow tendering holders a reasonable opportunity to respond to such amendment. Additionally, Valero, in its sole discretion, may extend a Withdrawal Deadline for any purpose. If a custodian bank, broker, dealer, commercial bank, trust company or other nominee holds your Securities, such nominee may have an earlier deadline or deadlines for receiving instructions to withdraw tendered Securities.

The Tender Offers are being made pursuant to an Offer to Purchase, dated November 18, 2021 (the “Offer to Purchase”), which sets forth a more detailed description of the Tender Offers. Holders of the Securities are urged to read the Offer to Purchase carefully before making any decision with respect to the Tender Offers.

Valero’s obligation to accept for payment and to pay for the Securities validly tendered in the Tender Offers is subject to the satisfaction or waiver of a number of conditions described in the Offer to Purchase, including a financing condition. The Tender Offers may be terminated or withdrawn in whole or terminated or withdrawn with respect to any series of the Securities, subject to applicable law. Valero reserves the right, subject to applicable law, to (1) waive any and all conditions to any of the Tender Offers, (2) extend or terminate any of the Tender Offers, (3) increase, decrease or eliminate the Maximum Aggregate Purchase Price and/or any Series Tender Cap with respect to a particular series or (4) otherwise amend any of the Tender Offers in any respect.

Valero has retained J.P. Morgan Securities LLC, Citigroup Global Markets Inc., BofA Securities, Inc., Mizuho Securities USA LLC and MUFG Securities Americas Inc. as dealer managers (the “Dealer Managers”) for the Tender Offers. Valero has retained D.F. King & Co., Inc. as the tender and information agent for the Tender Offers. For additional information regarding the terms of the Tender Offers, please contact: J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-3424 (collect); or Citigroup Global Markets Inc. at (800) 831-9146. Requests for documents and questions regarding the tendering of securities may be directed to D.F. King & Co., Inc. by telephone at (212) 269-5550 (for banks and brokers only) or (800) 334-0384 (for all others, toll-free), by email at vlo@dfking.com or at www.dfking.com/vlo or to the Dealer Managers at their respective telephone numbers.

This announcement is for information purposes only and does not constitute a solicitation to buy or an offer to purchase or sell any securities. The Tender Offers are being made only pursuant to the Offer to Purchase and only in such jurisdictions as is permitted under applicable law. None of Valero, the tender and information agent, the Dealer Managers or the trustees with respect to the Securities, nor any of their affiliates, makes any recommendation as to whether holders should tender or refrain from tendering all or any portion of their Securities in response to the Tender Offers.

Safe-Harbor Statement

Statements contained in this press release that state Valero’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “anticipate,” “believe,” “expect,” “plan,” “intend,” “scheduled,” “estimate,” “project,” “projection,” “predict,” “budget,” “forecast,” “goal,” “guidance,” “target,” “could,” “would,” “should,” “may,” “strive,” “seek,” “potential,” “opportunity,” “aimed,” “considering,” “continue,” and similar expressions identify forward-looking statements. Forward-looking statements in this press release include those relating to expected timing of pricing of the Tender Offers, expiration dates for the Tender Offers, Withdrawal Deadlines and settlement dates. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting our operations or the demand for our products. These factors also include, but are not limited to, the uncertainties that remain with respect to the COVID-19 pandemic, variants of the virus, governmental and societal responses thereto, including requirements and mandates with respect to vaccines, vaccine distribution and administration levels, and the adverse effects the foregoing may have on our business or economic conditions generally. For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, the “Risk Factors” section included in the Offer to Purchase, quarterly reports on Form 10-Q, and other reports filed with the Securities and Exchange Commission.

About Valero

Valero Energy Corporation, through its subsidiaries (collectively, “Valero”), is an international manufacturer and marketer of transportation fuels and petrochemical products. Valero is a Fortune 500 company based in San Antonio, Texas, and owns 15 petroleum refineries with a combined throughput capacity of approximately 3.2 million barrels per day and 12 ethanol plants with a combined production capacity of approximately 1.6 billion gallons per year. The petroleum refineries are located in the United States (U.S.), Canada and the United Kingdom (U.K.), and the ethanol plants are located in the Mid-Continent region of the U.S. Valero is also a joint venture partner in Diamond Green Diesel, which owns and operates a renewable diesel plant in Norco, Louisiana. Diamond Green Diesel owns North America’s largest biomass-based diesel plant. Valero sells its products in the wholesale rack or bulk markets in the U.S., Canada, the U.K., Ireland and Latin America. Approximately 7,000 outlets carry Valero’s brand names.

Valero Contacts

Investors:

Homer Bhullar, Vice President – Investor Relations and Finance, 210-345-1982

Eric Herbort, Senior Manager – Investor Relations, 210-345-3331

Gautam Srivastava, Senior Manager – Investor Relations, 210-345-3992

Media:

Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002